UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 26, 2012

ARKANOVA ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51612	68-0542002
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

305 Camp Craft Road, Suite 525 Austin, TX 78746
(Address of principal executive offices and Zip Code)

(Registrant’s telephone number, including area code): (512) 222-0975

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry Into A Material Definitive Agreement

The disclosure under Item 3.02 of this current report on Form 8-K is responsive to this Item and is hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On December 26, 2012, we sold an aggregate of 1,000,000 shares at a price of $0.10 per shares for gross proceeds of $100,000. We issued the shares to one U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) who is a director and officer of the registrant and we relied on the exemption from the registration requirements provided for in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the form of subscription agreement is attached as exhibit 10.1 to this current report on Form 8 K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	form of subscription agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANOVA ENERGY CORPORATION

/s/ Reginald Denny
Reginald Denny
CFO and Director

December 27, 2012